UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 30, 2023

MULLEN AUTOMOTIVE INC.

_____________________________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-34887	86-3289406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1405 Pioneer Street, Brea, California 92821

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(714) 613-1900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	MULN	The Nasdaq Stock Market, LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On June 30, 2023, Mullen Automotive Inc. (the “Company”) announced the availability of a new interview with David Michery, the Company’s Chief Executive Officer, wherein he discussed, among other things, the production of vehicles, gave guidance for 2023, and answered questions from Calum Rodger on Financial Journey, a channel on YouTube. The interview can be found at the following link and is incorporated herein by reference: https://youtu.be/wAMqLXUND58.

The information furnished with this Item 7.01, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve substantial risks and uncertainties. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this Current Report include but are not limited to:

●	We have incurred significant losses since inception, and we expect that we will continue to incur losses for the foreseeable future;
●	We require substantial additional financing to effectuate our business plan;
●	We have not yet manufactured or sold any production vehicles to customers and may never develop or manufacture any vehicles;
●	Our limited operating history makes it difficult for us to evaluate our future business prospects;
●	Our auditor has expressed substantial doubt about our ability to continue as a going concern;
●	Certain of our lenders and the Internal Revenue Service have liens on our assets;
●	We have not paid, and do not plan to pay, cash dividends on our common stock, so any return on investment may be limited to the value of our common stock;
●	Our stockholders are subject to significant dilution upon the occurrence of certain events which could result in a decrease in our stock price;
●	Our commitments to issue shares of common stock or securities that are convertible into shares of common stock may cause significant dilution to stockholders;
●	Our commitment to issue shares of common stock pursuant to the terms of our notes, our preferred stock and our warrants could encourage short sales by third parties which could contribute to the future decline of stock price;
●	We may not be able to maintain compliance with continued listing requirements of the NASDAQ Capital Market;
●	We may not be able to develop, manufacture and obtain regulatory approvals for a car of sufficient quality to appeal to customers on schedule or at all;
●	Our currently planned vehicles rely on lithium-ion battery cells, which have been observed to catch fire or vent smoke and flame, potentially subjecting us to litigation, recall, and redesign risks;
●	The efficiency of a battery’s use will decline over time, which may negatively influence customers’ decisions whether to purchase an electric vehicle;
●	We rely on our OEMs, suppliers and service providers for parts and components, any of whom could choose not to do business with us;

●	We will rely on complex machinery for its operations and production, which involve a significant degree of risk and uncertainty in operational performance and costs;
●	Complex software and technology systems need to be developed in coordination with vendors and suppliers, and there can be no assurance that such systems will be successfully developed;
●	We may experience significant delays in the design, manufacture, regulatory approval, launch and financing of its vehicles, which could harm our business and prospects;
●	The inability of our suppliers, including single or limited source suppliers, to deliver components in a timely manner or at acceptable prices or volumes could have a material adverse effect on our business and prospects;
●	Financial distress of our suppliers could necessitate that we provide substantial financial support, which could increase our costs, affect our liquidity or cause production disruptions;
●	We have a limited operating history and face significant challenges as a new entrant into the automotive industry;
●	We have a history of losses and expect to incur significant expenses and continuing losses for the foreseeable future, casting doubt on our ability to continue as a going concern;
●	Our business model is untested and it may fail to commercialize our strategic plans;
●	Our operating and financial results forecast relies on assumptions and analyses we developed and may prove to be incorrect;
●	We may be unable to accurately estimate the supply and demand for our vehicles;
●	Increased costs or disruptions in supply of raw materials or other components could occur;
●	Our vehicles may fail to perform as expected;
●	The automotive market is highly competitive;
●	The automotive industry is rapidly evolving and demand for our vehicles may be adversely affected;
●	We may be subject to risks associated with autonomous driving technology;
●	Our distribution model is different from the predominant current distribution model for auto manufacturers;
●	Our future growth is dependent on the demand for and consumers’ willingness to adopt electric vehicles;
●	Government and economic incentives could become unavailable, reduced or eliminated;
●	Our failure to manage our future growth effectively;
●	We may establish insufficient warranty reserves to cover future warranty claims;
●	We may not succeed in establishing, maintaining and strengthening our brand;
●	We initially will be dependent upon revenue generated from a single model;
●	Doing business internationally may expose us to operational and financial and political risks;
●	We are highly dependent on the services of David Michery, our Chief Executive Officer;
●	Our business may be adversely affected by labor and union activities;
●	We faces risks related to health epidemics, including the recent COVID-19 pandemic;
●	Reservations for our vehicles are cancellable;
●	We may face legal challenges relating to direct sales to customers;
●	We face information security and privacy concerns;
●	We may be forced to defend ourselves against alleged patent or trademark infringement claims and may be unable to prevent others from unauthorized use of our intellectual property;
●	Our patent applications may not issue as patents, the patents may expire, our patent applications may not be granted, and our rights may be contested;
●	We may be subject to damages resulting from trade secrets;
●	Our vehicles are subject to various safety standards and regulations that we may fail to comply with;
●	We may be subject to product liability claims;
●	We are or will be subject to anti-corruption, bribery, money laundering, and financial and economic laws;
●	Risk of failure to improve our operational and financial systems to support expected growth;
●	Risk of failure to build our financial infrastructure and improve our accounting systems and controls;
●	The concentrated voting control of David Michery, Mullen’s founder;

●	The priority of the holders of our debt and preferred stock over the holders of our common stock in the event of liquidation, dissolution or winding up;
●	The number of shares of common stock underlying our outstanding warrants and preferred stock is significant in relation to our currently outstanding common stock;
●	The dearth of analyst coverage; and
●	other risks and uncertainties, including those listed under “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year September 30, 2022.

These forward-looking statements are only predictions and we may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, so you should not place undue reliance on our forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our business, financial condition and operating results. If one or more of these or other risks or uncertainties materializes, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we anticipate. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MULLEN AUTOMOTIVE INC.

Date: June 30, 2023	By:	/s/ David Michery
David Michery
Chief Executive Officer